Exhibit 99.1
                                                                    ------------


                CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-QSB for the quarterly period ended December 28, 2002 of Innovative Micro Technology, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,



John S. Foster

/s/ John S. Foster
__________________
Chief Executive Officer





Peter T. Altavilla

/s/ Peter T. Altavilla
______________________
Chief Financial Officer

Dated:  February 11, 2003